UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2022

DRIVEN BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39898	47-3595252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip Code)

(704) 377-8855

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

2022-1 Senior Notes

On October 5, 2022 (the “Closing Date”), Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation (together, the “Co-Issuers”, and each wholly-owned subsidiaries of Driven Brands Holdings Inc. (the “Company”)), issued $365 million of 7.393% 2022-1 Class A-2 Securitization Senior Notes (the “2022-1 Class A-2 Senior Notes”). The 2022-1 Class A-2 Senior Notes have an anticipated repayment date of October 20, 2027, with accrued interest and, if applicable, amortizing principal paid quarterly, and a final legal maturity date of October 20, 2052.

On October 5, 2022, the Co-Issuers also issued up to $135 million of 2022-1 Class A-1 Securitization Senior Notes (the “2022-1 Class A-1 Senior Notes” and together with the 2022-1 Class A-2 Senior Notes, the “2022-1 Senior Notes”). As of the Closing Date, the 2022-1 Class A-1 Senior Notes have neither any availability nor outstanding principal amount. Upon satisfaction of certain conditions and from time to time, the Co-Issuers may establish availability under the 2022-1 Class A-1 Senior Notes of up to $135 million. The Co-Issuers may not draw on the 2022-1 Class A-1 Senior Notes after the renewal date of October 20, 2027, which renewal date may be extended in one year increments for two years upon satisfaction of certain conditions. The Co-Issuers pay accrued interest and fees under the 2022-1 Class A-1 Senior Notes quarterly, and principal is paid at the discretion of the Co-Issuers and as required under the 2022-1 Class A-1 Note Purchase Agreement and the Indenture (as defined below).

The 2022-1 Senior Notes are secured by substantially all assets of the Co-Issuers and are guaranteed by the Securitization Entities (as defined in the Indenture). The 2022-1 Senior Notes were issued pursuant to the Base Indenture (as defined below) and a series supplement to the Base Indenture dated as of the Closing Date (the “Series 2022-1 Supplement”).

The foregoing description of the Series 2022-1 Supplement is qualified in its entirety by reference to the full text of the Series 2022-1 Supplement, which is incorporated herein by reference to Exhibit 4.1 to this Current Report on Form 8-K.

Amendment No. 9 to the Amended and Restated Base Indenture

On October 5, 2022, the Co-Issuers entered into Amendment No. 9 (“Amendment No. 9 to Base Indenture”) to the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021 and Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, the “Base Indenture” and, together with the Series 2022-1 Supplement, the “Indenture”), among the Co-Issuers and Citibank, N.A., as trustee and securities intermediary.

Amendment No. 9 to Base Indenture amended the Base Indenture by, among other things, (i) updating the definitions of “Collections,” “DSCR,” “Net Cash Flow” and “Senior Leverage Ratio” as set forth in such definitions and adding certain related definitions, (ii) amending the deadline to deliver certain financial statements in respect of fiscal year 2022 and the first quarter of 2023 and (iii) including certain other technical amendments.

The foregoing description of Amendment No. 9 to Base Indenture is qualified in its entirety by reference to the full text of Amendment No. 9 to Base Indenture, which is incorporated herein by reference to Exhibit 4.2 to this Current Report on Form 8-K.

Amendment No. 5 to the Amended and Restated Management Agreement

On October 5, 2022, Driven Brands Funding, LLC, Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Take 5 LLC, Take 5 Oil Change, LLC, Driven Brands, Inc., as manager (the “U.S. Manager”), and Citibank, N.A., as trustee, entered into the Amendment No. 5 (“Amendment No. 5 to U.S.

Management Agreement”) to the Amended and Restated Management Agreement, dated as of April 24, 2018 (as amended by the Amendment and Joinder to Management Agreement, dated as of October 4, 2019, the Amendment and Joinder to the Amended and Restated Management Agreement, dated as of July 6, 2020, the Amendment No. 3 to the Amended and Restated Management Agreement, dated as of March 30, 2021, and the Amendment No. 4 to the Amended and Restated U.S. Management Agreement, dated as of September 29, 2021, the “U.S. Management Agreement”).

Amendment No. 5 to U.S. Management Agreement amended the U.S. Management Agreement by (i) granting the U.S. Manager the authority to amend the definition of “Weekly Management Fee” on the terms set forth therein, (ii) amending the Driven Brands Specified Non-Securitization Debt Cap to change the circumstances in which a non-disturbance agreement is required and, when certain conditions have been met, increasing the cap and the leverage ratio that triggers a breach of the cap, (iii) making other amendments consistent with and in furtherance of the amendments made to in Amendment No. 9 to Base Indenture, and (iv) including certain technical amendments.

The foregoing description of Amendment No. 5 to U.S. Management Agreement is qualified in its entirety by reference to the full text of Amendment No. 5 to U.S. Management Agreement, which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Amendment No. 3 to the Canadian Management Agreement

On October 5, 2022, Driven Brands Canada Funding Corporation, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Brands Canada Funding Corporation party thereto, Driven Brands Canada Shared Services Inc., as manager (the “Canadian Manager”), and Citibank, N.A., as trustee, entered into the Amendment No. 3 (“Amendment No. 3 to Canadian Management Agreement”) to the Canadian Management Agreement, dated as of October 5, 2022 (as amended by Amendment No. 1 to Canadian Management Agreement dated as of March 30, 2021, and Amendment No. 2 to Canadian Management Agreement, dated as of July 6, 2020, the “Canadian Management Agreement”).

Amendment No. 3 to Canadian Management Agreement amended the Canadian Management Agreement by (i) granting the Canadian Manager the authority to amend the definition of “Weekly Management Fee” on the terms set forth therein, (ii) amending the Driven Brands Specified Non-Securitization Debt Cap to change the circumstances in which a non-disturbance agreement is required and, when certain conditions have been met, increasing the cap and the leverage ratio that triggers a breach of the cap, (iii) making other amendments consistent with and in furtherance of the amendments made to in Amendment No. 9 to Base Indenture, and (iv) including certain technical amendments.

The foregoing description of Amendment No. 3 to Canadian Management Agreement is qualified in its entirety by reference to the full text of Amendment No. 3 to Canadian Management Agreement, which is incorporated herein by reference to Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On October 5, 2022, the Company issued a press release describing certain of the matters contained in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The filing of this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description

4.1	Series 2022-1 Supplement, dated as of October 5, 2022, by and among Driven Brands Funding, LLC, as issuer, Driven Brands Canada Funding Corporation, as Canadian co-issuer, and Citibank, N.A., as trustee and Series 2022-1 securities intermediary.

4.2	Amendment No.9 to the Amended and Restated Base Indenture, dated as of October 5, 2022, among Driven Brands Funding, LLC, as issuer, Driven Brands Canada Funding Corporation, as Canadian co-issuer, and Citibank, N.A., as trustee.

10.1	Amendment No. 5 to the Amended and Restated Management Agreement, dated as of October 5, 2022, among Driven Brands Funding, LLC, Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Take 5 LLC, Take 5 Oil Change, LLC, Driven Brands, Inc., as manager, and Citibank, N.A., as trustee.

10.2	Amendment No. 3 to Canadian Management Agreement, dated as of October 5, 2022, among Driven Brands Canada Funding Corporation, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Brands Canada Funding Corporation party thereto, Driven Brands Canada Shared Services Inc., as manager, and Citibank, N.A., as trustee.

99.1	Driven Brands Holdings Inc. News Release dated October 5, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2022

DRIVEN BRANDS HOLDINGS INC.

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President, General Counsel and Secretary